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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT

The Board of Directors and Shareholders
Axiohm Transaction Solutions, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                          /s/ KPMG PEAT MARWICK LLP



San Diego, California
January 16, 1998